SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): October 25, 2002
                                                         -----------------------

                            U.S.B. HOLDING CO., INC.
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             (Exact Name of Registrant as Specified in its Charter)



        DELAWARE                       1-5027                    36-3197969
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(State or other jurisdiction        (Commission                (IRS Employer
    of incorporation)                File Number)            Identification No.)



100 DUTCH HILL ROAD, ORANGEBURG, NEW YORK                           10962
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(Address of Principal Executive Offices)                          (Zip Code)


(Registrant's telephone number, including area code)       (845) 365-4600
                                                     ---------------------------



                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS

U.S.B. Holding Co., Inc., the parent company of Union State Bank, realized gains of approximately $3.2 million (after income tax of approximately $1.9 million) from the sale of available for sale investment securities totaling approximately $100.0 million on October 25, 2002. The securities sold consisted of mortgage-backed and collateralized mortgage obligations, which have been experiencing accelerated levels of prepayments. The sale is scheduled to settle in November 2002.

ITEM 7.  EXHIBIT LIST

Exhibit No.                Description
-----------                -----------
    99.1                   U.S.B. Holding Co., Inc., Parent Company of Union
                           State Bank, reports realized gains on sale transaction of available for sale investment securities.



                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                U.S.B. HOLDING CO., INC.


                                By:      /s/ Thomas E. Hales
                                         ---------------------------------------
                                         Name: Thomas E. Hales
                                         Title: Chairman of the Board,
                                                President and C.E.O.
Date:   October 29, 2002

                                  EXHIBIT INDEX


EXHIBIT NO.    DESCRIPTION                                  SEQUENTIAL PAGE NO.
-----------    -----------                                  -------------------

     99.1      U.S.B. Holding Co., Inc., Parent Company             4
               of Union State Bank, reports realized gains on sale transaction of available for sale investment securities.